United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 24, 2006
Date of Report (Date of earliest event reported)

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50730	95-4120606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2006, the Compensation Committee of the Board of Directors of ViewSonic Corporation, a Delaware corporation (the “Company”), approved the following cash payments to the Company’s Named Executive Officers for incentive compensation with respect to the first half of 2006. The Named Executive Officers are set forth in the Company's Form 10-K for the fiscal year ended December 31, 2005.

Name and Principal Position	First Half 2006
James Chu, Chairman and Chief Executive Officer	$170,474
Matthew Milne, President, ViewSonic Americas	$192,030
Heng-Chun Ho, President, Global Products Group	$101,435
James A. Morlan, Chief Financial Officer	$84,572
Jan Jensen, President, ViewSonic Europe	$21,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewSonic Corporation

Dated: August 30, 2006	By:	/s/ James A. Morlan
James A. Morlan
Chief Financial Officer